Nationwide Life Insurance Company • Nationwide Variable Account - II • Nationwide Variable Account - 7 • Nationwide Variable Account - 9

Prospectus supplement dated January 15, 2013 to

Schwab Custom Solutions Variable Annuity prospectus dated May 1, 2010;

BOA Choice Venue II, BOA All American, Compass All American, SunTrust All American, America’s Income Annuity, BOA Choice Venue, BOA Achiever, America’s Horizon Annuity, BOA Elite Venue, BOA Future II, BOA Future Venue, Nationwide Destination All American Gold, Compass All American Gold, Key All American Gold, and Nationwide Destination C prospectus dated May 1, 2012.

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Your prospectus offers the following underlying investment option under your contract.  Effective February 15, 2013, the name of the investment option will be updated as indicated below:

CURRENT NAME	UPDATED NAME
Federated Insurance Series - Federated Capital Appreciation Fund II: Service Shares	Federated Insurance Series - Federated Managed Tail Risk Fund II: Service Shares